UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 12, 2017
Date of Report (Date of Earliest Event Reported)

New Colombia Resources, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 NW 3rd Court Pembroke Pines, FL 33026
(Address of principal executive offices and Zip Code)

(410) 236-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On September 11, 2017, the United States Securities and Exchange Commission (the “SEC”) pursuant to Section 12(k) of the Securities Exchange Act of 1934 (the “Exchange Act”), temporarily suspended trading in the Company’s common for ten days ending 11:59 PM EDT on September 25, 2017 due to a lack of current and accurate information about the Company because the Company had not filed certain periodic reports required by the Exchange Act with the SEC.

On September 12, 2017 the Company was served by the SEC with an Order Instituting Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934. The stated object of such hearing and proceedings would be to determine whether, in light of the Company’s failure to file the aforementioned periodic reports, and in order to protect investors, to suspend or revoke registration of the Company’s common shares.

After thorough examination of all options available to the Company under the circumstances, the Company, in light of the fact that the Company did fail to file the required periodic reports, believes its best option is to consent to revocation of the registration of its previously traded shares of common stock. This will result in the inability of public shareholders to buy or sell the Company’s shares in the OTC Market as no broker/dealer will be able to publish bid or ask prices for the Company’s shares. The Company’s landing page will be deleted from the OTC Markets website and the Company’s symbol “NEWC” will be deleted.

However, such action will enable the Company to file, as soon as is practicable, a registration statement on Form 10 (the “Form 10”) for the previously issued shares whose registration will have been revoked. The Form 10 will include audited Company financial statements for the years ended December 31, 2015 and 2016 and unaudited financial statements for the nine (9) months ended September 30, 2017 and will become effective by lapse of time 60 days after it is filed. Simultaneously, the Company will solicit a Financial Industry Regulatory Authority (FINRA) registered broker/dealer to file a Form 211 with FINRA to enable said broker/dealer to publish quotes for the Company’s previously suspended common shares. If and when FINRA approves the Form 211, trading in the Company’s common share will resume.

There can be no assurances as to whether the Company will ever be able to complete it audits and file a Form 10, that the Company will ever be able to find a FINRA broker/dealer to file its Form 211 or that FINRA will ever approve the Form 211 that will allow a FINRA broker/dealer to publish a quote for shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Columbia Resources, Inc.

Date: September 29, 2017
	By:	/s/ John Campo
John Campo
Chief Executive Officer

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